UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2014
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 6, 2014, Kemper Corporation (the “Company”) filed a certificate of elimination with the Secretary of State of the State of Delaware which, effective upon filing, eliminated from the Company’s certificate of incorporation all matters set forth in the certificate of designations with respect to the Company’s Series A Junior Participating Preferred Stock (the “Series A Junior Participating Preferred Stock”). No shares of the Series A Junior Participating Preferred Stock were issued and outstanding at the time of the filing of the certificate of elimination. A copy of the certificate of elimination is filed as Exhibit 3.1 to this report and incorporated herein by reference.

On August 6, 2014, the Company filed with the Secretary of State of the State of Delaware a restated certificate of incorporation (the “Restated Certificate of Incorporation”), effective upon filing, to reflect the elimination of the Series A Junior Participating Preferred Stock and to otherwise restate and integrate, without further amendment, the Company’s certificate of incorporation. A copy of the Restated Certificate of Incorporation is filed as Exhibit 3.2 to this report and incorporated herein by reference.

On August 6, 2014, the Company’s Board of Directors (the “Board”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective at the close of business on August 6, 2014. The amendments made the following changes to the Bylaws:

•	Revised Section 9 of Article III to specify that quorum requirements applicable to meetings of the Board also apply to meetings of Board committees;

•	Added a new Section 6 to Article VII to specify that, if any provision of the Bylaws is held to be unenforceable, the remainder of the Bylaws will be unaffected and enforceable; and

•
Added a new Article IX to specify that, unless the Company consents in writing to the selection of an alternative forum or another exception applies, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain actions involving the Company or its directors, officers, stockholders, employees or agents.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.3 to this report and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)   Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock
3.2	Restated Certificate of Incorporation
3.3	Amended and Restated Bylaws
4.1	Form of Certificate Representing Shares of Kemper Corporation Common Stock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 8, 2014	KEMPER CORPORATION

/s/ Scott Renwick
Name: Scott Renwick
Title: Senior Vice President and General Counsel